Exhibit 4.1

TSAKOS ENERGY NAVIGATION LIMITED

the Subsidiary Guarantors named herein

and

WELLS FARGO BANK, NATIONAL ASSOCIATION

as Trustee

INDENTURE

Dated as of                      , 20

Senior Debt Securities

-i-

(continued)

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(continued)

-iii-

(continued)

-iv-

INDENTURE, dated as of                  , 20  , among Tsakos Energy Navigation Limited, a Bermuda company (herein called the “Company”), having its principal office at 367 Syngrou Avenue, 175 64 P. Faliro, Athens, Greece, each of the Subsidiary Guarantors named herein and Wells Fargo Bank, National Association, a national banking association having a corporate trust office at 625 Marquette Avenue, MAC N9311-110, Minneapolis, MN 55479, as trustee (herein called the “Trustee”).

RECITALS OF THE COMPANY AND SUBSIDIARY GUARANTORS

The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the “Securities”), to be issued in one or more series as in this Indenture provided.

The Company, directly or indirectly, owns beneficially all or substantially all of the Capital Stock of the entities set forth on the signature page attached hereto (the “Subsidiary Guarantors”); the Company and the Subsidiary Guarantors are members of the same consolidated group of companies and are engaged in related businesses; the Subsidiary Guarantors will derive direct and indirect economic benefits from the issuance of the Securities; accordingly, each of the Subsidiary Guarantors has duly authorized the execution and delivery of this Indenture to provide for the Subsidiary Guarantee (as hereinafter defined) by each of them with respect to the Securities as set forth in this Indenture.

All things necessary to make this Indenture a valid and legally binding agreement of the Company and the Subsidiary Guarantors, in accordance with its terms, have been done.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

ARTICLE I

DEFINITIONS AND OTHER PROVISIONS

OF GENERAL APPLICATION

Section 1.01	Definitions.

For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

(1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

(2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

(3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with United States generally accepted accounting principles, and, except as otherwise herein expressly provided, the term GAAP with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

(4) the words “Article” and “Section” refer to an Article and Section, respectively, of this Indenture;

(5) the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

(6) certain terms used principally in Articles VI, X, XIII, and XIV, are defined in those Articles.

“Act”, when used with respect to any Holder, has the meaning specified in Section 1.04.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Bankruptcy Law” means Title 11, U.S. Code or any similar Federal, state or foreign law for the relief of debtors.

“Board of Directors” means, with respect to the Company or a Subsidiary Guarantor, the board of directors, board of managers or similar governing body of such Person or any committee thereof duly authorized to act in respect of matters relating to this Indenture.

“Board Resolution” means, with respect to the Company or a Subsidiary Guarantor, a copy of a resolution certified by the Secretary or an Assistant Secretary of such Person to have been duly adopted by its Board of Directors or a duly authorized committee thereof and to be in full force and effect on the date of such certification, and delivered to the Trustee.

“Business Day”, when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

“Capital Lease Obligation” means, at any time any determination thereof is made, the amount of the liability in respect of a capital lease that would at such time be so required to be capitalized on the balance sheet in accordance with generally accepted accounting principles.

“Capital Stock”, as applied to the shares, stock or equity interests of any corporation, means the share capital, capital stock or equity interests of every class whether now or hereafter authorized, regardless of whether such share capital, capital stock or equity interests shall be limited to a fixed sum or percentage with respect to the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of such corporation.

“Commission” means the Securities and Exchange Commission, from time to time constituted, created under the Exchange Act or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

“Company” means the Person named as the “Company” in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Company” shall mean such successor Person.

“Company Request” or “Company Order” means a written request or order signed in the name of the Company by the Chairman of the Board, a Deputy or a Vice Chairman of the Board, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary, any Assistant Secretary or any other officer, manager or agent of the Company duly authorized pursuant to a Board Resolution to act in respect of matters relating to this Indenture, and delivered to the Trustee.

“Corporate Trust Office” means the office of the Trustee at which at any particular time its corporate trust business shall be administered, which office as of the date hereof is located at 625 Marquette Avenue, MAC N9311-110, Minneapolis, MN 55479, Attention: Tsakos Energy Navigation Limited Account Manager, or such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office of any successor Trustee (or such other address as such successor Trustee may designate from time to time by notice to the Holders and the Company).

“corporation” means a corporation, association, company, limited liability company, partnership, limited partnership, joint-stock company or business trust, and references to “corporate” and other derivations of “corporation” herein shall be deemed to include appropriate derivations of such entities.

“Covenant Defeasance” has the meaning specified in Section 14.03.

“Defaulted Interest” has the meaning specified in Section 3.07.

“Defeasance” has the meaning specified in Section 14.02.

“Defeasible Series” has the meaning specified in Section 14.01.

“Depositary” means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 3.01.

“Event of Default” has the meaning specified in Section 5.01.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any statute successor thereto.

“GAAP” means generally accepted accounting principles in the United States (or, if used by the Company for preparation of its reports filed with the Commission, International Financial Reporting Standards) as in effect from time to time.

“Global Security” means a Security that evidences all or part of the Securities of any series and is authenticated and delivered to, and registered in the name of, the Depositary for such Securities or a nominee thereof.

“Guarantee” or “guarantee” by any Person means any obligation, contingent or otherwise, of such Person guaranteeing any Indebtedness of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (ii) to purchase property, securities or services for the purpose of assuring the holder of such Indebtedness of the payment of such Indebtedness, or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness (and “Guaranteed”, “Guaranteeing” and “Guarantor” shall have meanings correlative to the foregoing); provided, however, that the Guarantee by any Person shall not include endorsements by such Person for collection or deposit, in either case, in the ordinary course of business.

“Hedging Obligations” means, with respect to any Person, the Obligations of such Person under interest rate swap agreements, interest rate cap agreements, and interest rate collar agreements, and other agreements or arrangements designed to protect such Person against fluctuations in interest rates.

“Holder” means a Person in whose name a Security is registered in the Security Register.

“Indebtedness” means, with respect to any Person, any indebtedness of such Person, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or representing Capital Lease Obligations or the balance deferred and unpaid of the purchase price of any property or representing any Hedging Obligations, except any such balance that constitutes an accrued expense or trade payable, and all deferrals, renewals, extensions and refundings of obligations of any of the foregoing, if and to the extent any of the foregoing indebtedness (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, and also includes, to the extent not otherwise included, the Guarantee of any indebtedness of such Person or any other Person.

“Indenture” means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument, and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term “Indenture” shall also include the terms of particular series of Securities established as contemplated by Section 3.01.

“Interest”, when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

“Interest Payment Date”, when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

“Lien” means any mortgage, lien, pledge, charge, security interest, or other encumbrance of any kind, whether or not filed, recorded or otherwise perfected under applicable law.

“Maturity”, when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

“Notice of Default” means a written notice of the kind specified in Section 5.01(5).

“Obligations” means any principal, premium, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

“Officer’s Certificate” means a certificate signed by the Chairman of the Board, a Deputy or Vice Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer, the Treasurer, any Assistant Treasurer or any other officer, manager or agent, of the Company or of a Subsidiary Guarantor duly authorized pursuant to a Board Resolution to act in respect of matters relating to this Indenture, and delivered to the Trustee.

“Opinion of Counsel” means a written opinion of legal counsel, who may be counsel to the Company, such Subsidiary Guarantor or the Trustee or an individual who is an employee of the Company, such Subsidiary Guarantor or any Affiliate thereof, and who shall be acceptable to the Trustee.

“Original Issue Discount Security” means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02.

“Outstanding”, when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

(1) Securities theretofore paid, redeemed, cancelled by the Trustee or delivered to the Trustee for cancellation;

(2) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company or any Subsidiary Guarantor) in trust for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

(3) Securities as to which Defeasance has been effected pursuant to Section 14.02; and

(4) Securities which have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (A) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof to such date pursuant to Section 5.02, (B) the principal amount of a Security denominated in one or more foreign currencies or currency units shall be the U.S. dollar equivalent, determined in the manner provided as contemplated by Section 3.01 on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent on the date of original issuance of such Security of the amount determined as provided in Clause (A) above) of such Security, and (C) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

“Paying Agent” means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

“Person” means any individual, corporation, partnership (including a limited partnership), joint venture, limited liability company, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Place of Payment”, when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable, as specified pursuant to Section 3.01.

“Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

“Prospectus” means a Prospectus of the Company relating to an offering of a series of Securities under this Indenture.

“Redemption Date”, when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

“Redemption Price”, when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

“Regular Record Date” for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 3.01.

“Responsible Officer”, when used with respect to the Trustee, means any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, any assistant treasurer, assistant secretary, any trust officer or assistant trust officer or any other officer customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

“Securities” has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

“Security Register” and “Security Registrar” have the respective meanings specified in Section 3.05.

“Significant Subsidiary” means any Subsidiary that would be a “significant subsidiary” of the Company within the meaning of Rule 1-02 under Regulation S-X promulgated by the Commission.

“Special Record Date” for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07.

“Stated Maturity”, when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

“Subsidiary” means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, “voting stock” means shares, stock or equity interests which ordinarily has voting power for the election of directors, managers or other members of the board of directors, board of managers or similar governing body of the Subsidiary, whether at all times or only so long as no senior class of stock or equity interest has such voting power by reason of any contingency.

“Subsidiary Guarantees” means, with respect to the Securities of any series, the guarantees with respect to the Securities of such series by a Subsidiary Guarantor pursuant to Article XIII hereof or a supplemental indenture hereto.

“Subsidiary Guarantor” means, with respect to the Securities of any series, any Subsidiary of the Company that provides a Subsidiary Guarantee with respect to the Securities of such series in this Indenture or pursuant to a supplemental indenture hereto.

“Trust Indenture Act” means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, “Trust Indenture Act” means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

“Trustee” means the Person named as the “Trustee” in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, “Trustee” as used with respect to the Securities of any series shall mean each Trustee with respect to Securities of that series.

“U.S. Government Obligations” has the meaning specified in Section 14.04.

“Vice President”, when used with respect to the Company, a Subsidiary Guarantor or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title “vice president”.

Section 1.02	Compliance Certificates and Opinions.

Upon any application or request by the Company or by a Subsidiary Guarantor to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an

Officer’s Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (including certificates provided for in Section 10.05) shall include:

(1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

(2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 1.03	Form of Documents Delivered to Trustee.

In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or any subsidiary of the Company stating that the information with respect to such factual matters is in the possession of the Company or any subsidiary of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 1.04	Acts of Holders; Record Dates.

Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

The ownership of Securities shall be proved by the Security Register.

Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

The Company may, in the circumstances permitted by the Trust Indenture Act, set any day as the record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders of Securities of such series. With regard to any record date set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to give or take the relevant action, whether or not such Holders remain Holders after such record date. With regard to any action that may be given or taken hereunder only by Holders of a requisite principal amount of Outstanding Securities of any series (or their duly appointed agents) and for which a record date is set pursuant to this paragraph, the Company may, at its option, set an expiration date after which no such action purported to be given or taken by any Holder shall be effective hereunder unless given or taken on or prior to such expiration date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date (or their duly appointed agents). On or prior to any expiration date set pursuant to this paragraph, the Company may, on one or more occasions at its option, extend such date to any later date. Nothing in this paragraph shall prevent any Holder (or any duly appointed agent thereof) from giving or taking, after any such expiration date, any action identical to, or, at any time, contrary to or different from, the action or purported action to which such expiration date relates, in which event the Company may set a record date in respect thereof pursuant to this paragraph. Nothing in this paragraph shall be construed to render ineffective any action taken at any time by the Holders (or their duly appointed agents) of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is so taken. Notwithstanding the foregoing or the Trust Indenture Act, the Company shall not set a record date for, and the provisions of this paragraph shall not apply with respect to, any notice, declaration or direction referred to in the next paragraph.

The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 5.02, if an Event of Default with respect to Securities of such series has occurred and is continuing and the Trustee shall not have given such a declaration to the Company, (iii) any request to institute proceedings referred to in Section 5.07(2) or (iv) any direction referred to in Section 5.12, in each case with respect to Securities of such series. Promptly after any record date is set pursuant to this paragraph, the Trustee shall notify the Company and the Holders of Outstanding Securities of such series of any such record date so fixed and the proposed action. The Holders of Outstanding Securities of such series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such notice, declaration or direction, whether or not such Holders remain Holders after such record date; provided that, unless such notice, declaration or direction shall have become effective by virtue of Holders of the requisite principal amount of Outstanding Securities of such series on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such notice, declaration or direction shall automatically and without any action by any Person be cancelled and of no further effect. Nothing in this paragraph shall be construed to prevent a Holder (or a duly appointed agent thereof) from giving, before or after the expiration of such 90-day period, a notice, declaration or direction contrary to or different from, or, after the expiration of such period, identical to, the notice, declaration or direction to which such record date relates, in which event a new record date in respect thereof shall be set pursuant to this paragraph. Nothing in this paragraph shall be construed to render ineffective any notice, declaration or direction of the type referred to in this paragraph given at any time to the Trustee and the Company by Holders (or their duly appointed agents) of the requisite principal amount of Outstanding Securities of the relevant series on the date such notice, declaration or direction is so given.

Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

Section 1.05	Notices, Etc., to Trustee, Company and Subsidiary Guarantors.

Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

(1) the Trustee by any Holder or by the Company or any Subsidiary Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing (which may be via facsimile) or sent electronically in PDF format, via email or through DTC, to or with the Trustee at its Corporate Trust Office, Attention: Tsakos Energy Navigation Limited Account Manager, or

(2) the Company or any Subsidiary Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, via overnight delivery, or sent electronically in PDF format, via email or through DTC, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company, Attention: Chief Financial Officer.

Section 1.06	Notice to Holders; Waiver.

Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, via overnight delivery, or sent electronically in PDF format, via email or through DTC, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Notices delivered to the Depositary as Holder of a Global Security may be delivered electronically in PDF format. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

Section 1.07	Conflict with Trust Indenture Act.

If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be. Wherever this Indenture refers to a provision of the Trust Indenture Act, such provision is incorporated by reference in and made a part of this Indenture.

The following Trust Indenture Act terms used in this Indenture have the following meanings:

“commission” means the United States Securities and Exchange Commission;

“indenture securities” means the Securities;

“indenture security holder” means a Holder;

“indenture to be qualified” means this Indenture;

“indenture trustee” or “institutional trustee” means the Trustee; and

“obligor on the indenture securities” means the Company, the Subsidiary Guarantors and any other obligor on the Securities.

All other Trust Indenture Act terms used in this Indenture that are defined by the Trust Indenture Act, defined by the Trust Indenture Act referenced to another statute or defined by any Commission Rule and not otherwise defined herein have the meanings defined to them thereby.

Section 1.08	Effect of Headings and Table of Contents.

The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.09	Successors and Assigns.

All covenants and agreements in this Indenture by the Company or any Subsidiary Guarantor shall bind its respective successors and assigns, whether so expressed or not.

Section 1.10	Separability Clause.

In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1.11	Benefits of Indenture.

Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 1.12	Governing Law.

This Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York (including without limitation Section 5-1401 of the New York General Obligations Law or any successor to such statute), but without regard to principles of conflicts of law except to the extent that the Trust Indenture Act shall be applicable.

Section 1.13	Legal Holidays.

In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of the Securities of any series which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity; provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

Section 1.14	Consent to Service; Jurisdiction.

(a) The Company, each Subsidiary Guarantor and the Trustee agree that any legal suit, action or proceeding arising out of or relating to this Indenture, and the Company and each Subsidiary Guarantor agree that any legal suit, action or proceeding arising out of or relating to the Securities, may be instituted in any federal or state court in the Borough of Manhattan, the City of New York. Each of the Company, each Subsidiary Guarantor and the Trustee waives any objection which it may now or hereafter have to the laying of the venue of any such legal suit, action or proceeding, waives any immunity from jurisdiction or to service of process in respect of any such suit, action or proceeding, and irrevocably submits to the exclusive jurisdiction of any such court in any such suit, action or proceeding.

(b) Each of the Company and each Subsidiary Guarantor hereby designates and appoints                      as its authorized agent upon which process may be served in any legal suit, action or proceeding arising out of or relating to this Indenture or the Securities which may be instituted in any federal or state court in the Borough of Manhattan, the City of New York, and agrees that service of process upon such agent, and written notice of said service to the Company and the Subsidiary Guarantors by the Person serving the same, shall be deemed in every respect effective service of process upon the Company and the Subsidiary Guarantors in any such suit, action or proceeding and further designates its domicile, the domicile of New York, New York specified above and any domicile it may have in the future as its domicile to receive any notice hereunder (including service of process). Service of process, to be effective upon the Trustee, must be served at the Trustee’s Corporate Trust Office. If for any reason                      (or any successor agent for this purpose) shall cease to act as agent for service of process as provided above, the Company will promptly appoint a successor agent for this purpose reasonably acceptable to the Trustee. The Company and the Subsidiary Guarantors agree to take any and all actions necessary to maintain such designation and appointment of such agent in full force and effect.

Section 1.15	Waiver of Jury Trial.

EACH OF THE COMPANY, EACH SUBSIDIARY GUARANTOR AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE SECURITIES OR ANY TRANSACTION CONTEMPLATED HEREBY.

Section 1.16	Force Majeure.

In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, disasters, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, any present or future law or regulation, or act of a governmental authority, and interruptions, loss or malfunctions of utilities, communications, computer (software and hardware) or wire transfer services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

Section 1.17	U.S.A. Patriot Act.

The parties hereto acknowledge that in accordance with Section 326 of the U.S.A. Patriot Act, the Trustee, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Trustee. The parties to this Indenture agree that they will provide the Trustee with such information as it may request in order for the Trustee to satisfy the requirements of the U.S.A. Patriot Act.

ARTICLE II

SECURITY AND SUBSIDIARY GUARANTEE FORMS

Section 2.01	Forms Generally.

The Securities of each series and the Subsidiary Guarantees (if any) to be endorsed thereon shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, or in an Officer’s Certificate pursuant to such supplemental indentures or Board Resolution, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities or Subsidiary Guarantees, as the case may be, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.03 for the authentication and delivery of such Securities.

Section 2.02	Form of Face of Security.

[Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

TSAKOS ENERGY NAVIGATION LIMITED

CUSIP NO.

No.	$

Tsakos Energy Navigation Limited, a Bermuda company (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to                     , or registered assigns, the principal sum of                      Dollars on                      [if the Security is to bear interest prior to Maturity, insert —, and to pay interest thereon from                      or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on                      and                      in each year, commencing                      at the rate of     % per annum, until the principal hereof is paid or made available for payment [if applicable, insert — , and at the rate of     % per annum on any overdue principal and premium and on any overdue installment of interest]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the                      or                      (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

[If the Security is not to bear interest prior to Maturity, insert — The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity, and in such case the overdue principal of this Security shall bear interest at the rate of     % per annum, which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of     % per annum, which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

Payment of the principal of (and premium, if any) and [if applicable, insert — any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in                     , in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [if applicable, insert —; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

TSAKOS ENERGY NAVIGATION LIMITED

By:
Name:
Title:

Section 2.03	Form of Reverse of Security.

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of                  , 20   (herein called the “Indenture”), among the Company, the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Subsidiary Guarantors, the Trustee and the Holders of the Securities and of the terms upon which the Securities and the Subsidiary Guarantees endorsed thereon are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [if applicable insert —, limited in aggregate principal amount to $        ].

[If applicable insert — The Securities of this series are subject to redemption upon not less than 30 days’ notice, [if applicable, insert — (1) on                      in any year commencing with the year 20    and ending with the year 20    through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount (plus accrued and unpaid interest to, but excluding, the Redemption Date), and (2)] at any time [if applicable insert on or after                     , 20   ], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [if applicable insert — on or before             ,     %, and if redeemed] during the 12-month period beginning                      of the years indicated,

Year	Redemption Price	Year	Redemption Price

and thereafter at a Redemption Price equal to     % of the principal amount, together in the case of any such redemption [if applicable, insert — (whether through operation of the sinking fund or otherwise)] with accrued and unpaid interest to, but excluding, the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

[If applicable, insert — The Securities of this series are subject to redemption upon not less than 30 days’ notice, (1) on                      in any year commencing with the year                      and ending with the year                      through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [if applicable, insert — on or after                     ], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning of the years indicated,

Year	Redemption Price For Redemption Through Operation of the Sinking Fund	Redemption Price For Redemption Otherwise Than Through Operation of the Sinking Fund

and thereafter at a Redemption Price equal to     % of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued and unpaid interest to, but excluding, the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

[If applicable, insert — Notwithstanding the foregoing, the Company may not, prior to                      redeem any Securities of this series as contemplated by [if applicable, insert — Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than     % per annum.]

[If applicable, insert — The sinking fund for this series provides for the redemption on                      in each year beginning with the year                      and ending with the year                      of [if applicable, insert — not less than $         “mandatory sinking fund”) and not more than] $         aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Company otherwise than through (if applicable, insert — mandatory] sinking fund payments may be credited against subsequent [if applicable, insert — mandatory] sinking fund payments otherwise required to be made [if applicable, insert — in the inverse order in which they become due).]

[If the Security is subject to redemption of any kind, insert — In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

[If applicable, insert — The Indenture contains provisions for defeasance at any time of (l) the entire indebtedness of this Security or (2) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.]

[If the Security is not an Original Issue Discount Security, insert — If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

[If the Security is an Original Issue Discount Security, insert — If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest all of the Company’s obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Subsidiary Guarantors and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company, the Subsidiary Guarantors and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company or the Subsidiary Guarantors with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity satisfactory to it, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company or the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Subsidiary Guarantors, the Trustee and any agent of the Company, the Subsidiary Guarantors or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Subsidiary Guarantors, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Section 2.04	Form of Legend for Global Securities.

Unless otherwise specified as contemplated by Section 3.01 for the Securities evidenced thereby, every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Security may not be transferred to, or registered or exchanged for Securities registered in the name of, any Person other than the Depositary or a nominee thereof and no such transfer may be registered, except in the limited circumstances described in the Indenture. Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, this Security shall be a Global Security subject to the foregoing, except in such limited circumstances.

Section 2.05	Form of Trustee’s Certificate of Authentication.

The Trustee’s certificates of authentication shall be in substantially the following form:

This is one of the Securities of the series designated herein with the Subsidiary Guarantees endorsed hereon and referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory:

Title:

Section 2.06	Form of Guarantee.

GUARANTEE

For value received, each of the Subsidiary Guarantors listed below hereby jointly and severally unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed, and to the Trustee on behalf of such Holder, the due and punctual payment of the principal of (and premium, if any) and interest on such Security when and as the same shall become due and payable, whether at the Stated Maturity, by acceleration, call for redemption, purchase or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of the Company punctually to make any such payment, each of the Subsidiary Guarantors hereby jointly and severally agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by acceleration, call for redemption, purchase or otherwise, and as if such payment were made by the Company.

Each of the Subsidiary Guarantors hereby jointly and severally agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of such Security or the Indenture, the absence of any action to enforce the same or any release or amendment or waiver of any term of any other Guarantee of, or any consent to departure from any requirement of any other Guarantee of all or of any of the Securities, the election by the Trustee or any of the Holders in any proceeding under Chapter 11 of the Bankruptcy Code of the application of Section 1111(b)(2) of the Bankruptcy Code, any borrowing or grant of a security interest by the Company, as debtor-in-possession, under Section 364 of the Bankruptcy Code, the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of the Trustee or any of the Holders for payment of any of the Securities, any waiver or consent by the Holder of such Security or by the Trustee or either of them with respect to any provisions thereof or of the Indenture, the obtaining of any judgment against the Company or any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each of the Subsidiary Guarantors hereby waives the benefits of diligence, presentment, demand of payment, any requirement that the Trustee or any of the Holders exhaust any right or take any action against the Company or any other Person, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the Indebtedness evidenced thereby and all demands whatsoever, and covenants that this Subsidiary Guarantee will not be discharged except by complete performance of the obligations contained in such Security and in this Subsidiary Guarantee. Each of the Subsidiary Guarantors hereby agrees that, in the event of a default in payment of principal (or premium, if any) or interest on such Security, whether at the Stated Maturity, by acceleration, call for redemption, purchase or otherwise, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security, subject to the terms and conditions set forth in the Indenture, directly against each of the Subsidiary Guarantors to enforce this Subsidiary Guarantee without first proceeding against the Company. Each Subsidiary Guarantor agrees that if, after the occurrence and during the continuance of an Event of Default, the Trustee or any of the Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Securities, to collect interest on the Securities, or to enforce or exercise any other right or remedy with respect to the Securities, such Subsidiary Guarantor agrees to pay to the Trustee for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Trustee or any of the Holders.

No reference herein to the Indenture and no provision of this Subsidiary Guarantee or of the Indenture shall alter or impair the Subsidiary Guarantee of any Subsidiary Guarantor, which is absolute and unconditional, of the due and punctual payment of the principal (and premium, if any) and interest on the Security upon which this Subsidiary Guarantee is endorsed.

Each Subsidiary Guarantor shall be subrogated to all rights of the Holder of this Security against the Company in respect of any amounts paid by such Subsidiary Guarantor on account of this Security pursuant to the provisions of its Subsidiary Guarantee or the Indenture; provided, however, that such Subsidiary Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (and premium, if any) and interest on this Security and all other Securities issued under the Indenture shall have been paid in full.

This Subsidiary Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company’s assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Securities is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Securities whether as a “voidable preference,” “fraudulent transfer,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Securities shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

The Subsidiary Guarantors shall have the right to seek contribution from any non-paying Subsidiary Guarantor so long as the exercise of such right does not impair the rights of the Holders under this Subsidiary Guarantee.

The Subsidiary Guarantors or any particular Subsidiary Guarantor shall be released from this Subsidiary Guarantee upon the terms and subject to certain conditions provided in the Indenture.

By delivery of a Supplemental Indenture to the Trustee in accordance with the terms of the Indenture, each Person that becomes a Subsidiary Guarantor after the date of the Indenture will be deemed to have executed and delivered this Guarantee for the benefit of the Holder of this Security with the same effect as if such Subsidiary Guarantor was named below.

All terms used in this Subsidiary Guarantee which are defined in the Indenture referred to in the Security upon which this Subsidiary Guarantee is endorsed shall have the meanings assigned to them in such Indenture.

This Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Subsidiary Guarantee is endorsed shall have been executed by the Trustee under the Indenture by manual signature.

Reference is made to Article XIII of the Indenture for further provisions with respect to this Subsidiary Guarantee.

THIS SUBSIDIARY GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, each of the Subsidiary Guarantors has caused this Subsidiary Guarantee to be duly executed.

[Insert Subsidiary Guarantors, as applicable]

Each as Subsidiary Guarantor

By:
Authorized Signatory:

ARTICLE III

THE SECURITIES

Section 3.01	Amount Unlimited; Issuable in Series.

The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution and, subject to Section 3.03, set forth, or determined in the manner provided, in an Officer’s Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

(1) the title of the Securities of the series, including CUSIP Numbers, if any (which shall distinguish the Securities of the series from Securities of any other series);

(2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.04, 3.05, 3.06, 9.06 or 11.07 and except for any Securities which, pursuant to Section 3.03, are deemed never to have been authenticated and delivered hereunder);

(3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

(4) the date or dates on which the principal of the Securities of the series is payable;

(5) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any interest payable on any Interest Payment Date;

(6) the place or places where the principal of and any premium and interest on Securities of the series shall be payable;

(7) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

(8) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

(9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

(10) the currency, currencies or currency units in which payment of the principal of and any premium and interest on any Securities of the series shall be payable if other than the currency of the United States of America and the manner of determining the equivalent thereof in the currency of the United States of America for purposes of the definition of “Outstanding” in Section 1.01;

(11) if the amount of payments of principal of or any premium or interest on any Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

(12) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or a Holder thereof, in one or more currencies or currency units other than that or those in which the Securities are stated to be payable, the currency, currencies or currency units in which payment of the principal of and any premium and interest on Securities of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made;

(13) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.02;

(14) the applicability, nonapplicability, or variation, of ARTICLE XIII with respect to the Securities of such Series;

(15) if applicable, that the Securities of the series shall be subject to either or both of Defeasance or Covenant Defeasance as provided in Article XIV;

(16) if and as applicable, that the Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the Depositary or Depositaries for such Global Security or Global Securities and any circumstances other than those set forth in Section 3.05 in which any such Global Security may be transferred to, and registered and exchanged for Securities registered in the name of, a Person other than the Depositary for such Global Security or a nominee thereof and the name in which any such transfer may be registered;

(17) any addition to or change in the Events of Default set forth in Section 5.01 or the covenants set forth in Article X which applies to Securities of the series;

(18) any requirements for Subsidiary Guarantees by any Subsidiary Guarantors; and

(19) any other terms of the series.

All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 3.03) set forth, or determined in the manner provided, in the Officer’s Certificate referred to above or in any such indenture supplemental hereto.

If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officer’s Certificate setting forth the terms of the series.

The Company may, from time to time, by adoption of a Board Resolution and subject to compliance with any other applicable provisions of this Indenture, without the consent of the Holders, create and issue pursuant to this Indenture additional securities of any series of Securities (“Add On Securities”) having terms and conditions identical to those of such series of Outstanding Securities, except that such Add On Securities:

(i) may have a different issue date from such series of Outstanding Securities;

(ii) may have a different amount of interest payable on the first Interest Payment Date after issuance than is payable on such series of Outstanding Securities; and

(iii) may have terms specified in such Board Resolution for such Add On Securities making appropriate adjustments to this Article III applicable to such Add On Securities in order to conform to and ensure compliance with the Securities Act (or applicable securities laws) which are not adverse in any material respect to the Holder of any Outstanding Securities (other than such Add On Securities) and which shall not affect the rights or duties of the Trustee.

Section 3.02	Denominations.

The Securities of each series shall be issuable only in registered form without coupons in such denominations as shall be specified as contemplated by Section 3.01. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

Section 3.03	Execution, Authentication, Delivery and Dating.

The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Deputy or Vice Chairman of the Board, its President or one of its Vice Presidents. The signature of any of these officers on the Securities may be manual or facsimile.

Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any Series executed by the Company and having endorsed thereon the Subsidiary Guarantees executed pursuant to Section 13.02 by the Subsidiary Guarantors to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities with the Subsidiary Guarantees endorsed thereon, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities with the Subsidiary Guarantees endorsed thereon. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Section 2.01 and Section 3.01, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon,

(a) A copy of Board Resolution in or pursuant to which the terms and form of the Securities were established and if the terms and form of such Securities are established by an Officer’s Certificate pursuant to authorization of the Board of Directors, such Officer’s Certificate;

(b) an executed supplemental indenture, if any;

(c) an Officer’s Certificate delivered in accordance with Section 1.02; and

(d) an Opinion of Counsel which shall state:

(1) if the form of such Securities has been established by or pursuant to a Board Resolution or a supplemental indenture as permitted by Section 2.01, that such form has been established in conformity with the provisions of this Indenture;

(2) if the terms of such Securities have been established by or pursuant to a Board Resolution or a supplemental indenture as permitted by Section 3.01, that such terms have been established in conformity with the provisions of this Indenture; and

(3) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles and other customary exceptions.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee’s own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

Each Security shall be dated the date of its authentication. No Security or Subsidiary Guarantee shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security and the Subsidiary Guarantees endorsed thereon have been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.09, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 3.04	Temporary Securities.

Pending the preparation of definitive Securities of any series, the Company may execute, and upon receipt of a Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and having endorsed thereon the Subsidiary Guarantees substantially of the tenor of the definitive Subsidiary Guarantees in lieu of which they are issued duly executed by the Subsidiary Guarantors and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities and Subsidiary Guarantees may determine, as evidenced by their execution of such Securities and Subsidiary Guarantees.

If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of a like aggregate principal amount and having endorsed thereon Subsidiary Guarantees of the same tenor executed by the Subsidiary Guarantors. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

Section 3.05	Registration, Registration of Transfer and Exchange.

The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed “Security Registrar” for the purpose of registering Securities and transfers of Securities as herein provided.

Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like tenor and aggregate principal amount, each such Security having endorsed thereon the Subsidiary Guarantees executed by the Subsidiary Guarantors.

At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like tenor and aggregate principal amount, and having the Subsidiary Guarantee endorsed thereon executed by each Subsidiary Guarantor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, the Subsidiary Guarantors shall execute the Subsidiary Guarantees endorsed on, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

All Securities and the Subsidiary Guarantees endorsed thereon issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company and the respective Subsidiary Guarantors, evidencing the same debt and Subsidiary Guarantees, and entitled to the same benefits under this Indenture, as the Securities and Subsidiary Guarantees surrendered upon such registration of transfer or exchange.

Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

No service charge shall be made for any registration of transfer or exchange of Securities, but the Company or Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 9.06 or 11.07 not involving any transfer.

The Company shall not be required (1) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the sending of a notice of redemption of Securities of that series selected for redemption under Section 11.03, or (2) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

Notwithstanding any other provision in this Indenture, no Global Security may be transferred to, or registered or exchanged for Securities registered in the name of, any Person other than the Depositary for such Global Security or any nominee thereof, and no such transfer may be registered, unless (1) such Depositary (A) notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or (B) has ceased to be a clearing agency registered under the Exchange Act, (2) the Company executes and delivers to the Trustee a Company Order that such Global Security shall be so transferable, registrable and exchangeable, and such transfers shall be registrable, (3) there shall have occurred and be continuing an Event of Default with respect to the Securities evidenced by such Global Security or (4) there shall exist such other circumstances, if any, as have been specified for this purpose as contemplated by Section 3.01. Notwithstanding any other provision in this Indenture, a Global Security to which the restriction set forth in the preceding sentence shall have ceased to apply may be transferred only to, and may be registered and exchanged for Securities registered only in the name or names of, such Person or Persons as the Depositary for such Global Security shall have directed in writing and no transfer thereof other than such a transfer may be registered.

Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security to which the restriction set forth in the first sentence of the preceding paragraph shall apply, whether pursuant to this Section, Section 3.04, 3.06, 9.06 or 11.07 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security.

Section 3.06	Mutilated, Destroyed, Lost and Stolen Securities.

If any mutilated Security is surrendered to the Trustee, the Company shall execute, the Subsidiary Guarantors shall execute the Subsidiary Guarantees endorsed thereon, and, upon receipt of a Company Order, the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them, each Subsidiary Guarantor and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and, upon receipt of a Company Order, the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding and having endorsed thereon the Subsidiary Guarantees executed by the Subsidiary Guarantors. The Company may charge the applicable Holder for its expenses in replacing a Security, including reasonable fees and expenses of counsel. For the avoidance of doubt, the Trustee shall not be responsible for any such fees or expenses. In the event any such mutilated, lost, destroyed or wrongfully taken Security has become or is about to become due and payable, the Company in its discretion may pay such Security instead of issuing a new Security in replacement thereof.

In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) in connection therewith.

Every new Security of any series issued pursuant to this Section in exchange for any mutilated Security or in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company and the respective Subsidiary Guarantors, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 3.07	Payment of Interest; Interest Rights Preserved.

Except as otherwise provided as contemplated by Section 3.01 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

(1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

(2) In lieu of the procedure set forth in clause (1) above, the Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 3.08	Persons Deemed Owners.

Prior to due presentment of a Security for registration of transfer, the Company, the Subsidiary Guarantors, the Trustee and any agent of the Company, the Subsidiary Guarantors or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 3.07) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Subsidiary Guarantors, the Trustee nor any agent of the Company, the Subsidiary Guarantors or the Trustee shall be affected by notice to the contrary.

Section 3.09	Cancellation.

All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in its customary manner.

Section 3.10	Computation of Interest.

Except as otherwise specified as contemplated by Section 3.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months and with respect to any period less than a full month, on the basis of the actual number of days elapsed during such period. For example, the interest for a period running from the 15th day of one month to the 15th day of the next month would be calculated on the basis of one 30-day month.

Section 3.11	CUSIP Numbers.

The Company in issuing the Securities may use “CUSIP” or “ISIN” numbers (if then generally in use), and, if so, the Trustee shall use such “CUSIP” or “ISIN” numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee in writing of any changes in the “CUSIP” or “ISIN” numbers.

ARTICLE IV

SATISFACTION AND DISCHARGE

Section 4.01	Satisfaction and Discharge of Indenture.

This Indenture shall upon a Company Request cease to be of further effect with respect to a series of Securities (except as to any surviving rights of registration of transfer or exchange of Securities of such series herein expressly provided for), when

(1) either

(A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust) have been paid, redeemed, deemed paid, cancelled or delivered to the Trustee for cancellation; or

(B) all such Securities not theretofore delivered to the Trustee for cancellation

(i) have become due and payable, or

(ii) will become due and payable at their Stated Maturity within one year, or

(iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company and/or a Subsidiary Guarantor, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be; and

(2) the Company and/or a Subsidiary Guarantor has paid or caused to be paid all other sums payable hereunder by the Company and the Subsidiary Guarantors.

The Trustee shall execute proper instruments acknowledging satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officer’s Certificate and an Opinion of Counsel, each at the cost and expense of the Company.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.07, and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 4.02, shall survive such satisfaction and discharge.

Section 4.02	Application of Trust Money.

All money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

ARTICLE V

REMEDIES

Section 5.01	Events of Default.

“Event of Default”, wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

(2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

(3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

(4) default in the observance or performance of Article VIII; or

(5) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or

(6) the Company shall fail to pay any Indebtedness in excess of $50,000,000 owing by the Company, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or the Company shall fail to perform any term, covenant or agreement on its part to be performed under any agreement or instrument evidencing or securing or relating to any such Indebtedness, if the effect of such failure in either case is that the maturity of such Indebtedness is duly accelerated, without such Indebtedness having been discharged or such acceleration having been rescinded or annulled, in each such case, within a period of 10 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by Holders of at least 25% in principal amount of the Outstanding Securities of that series, a written notice specifying such default and requiring the Company to cause such Indebtedness to be discharged or cause such acceleration to be rescinded or annulled, as the case may be, and stating that such notice is a “Notice of Default” hereunder (the Trustee shall not be deemed to have knowledge of a default under this subsection (6) unless a Responsible Officer of the Trustee shall have actual knowledge thereof); provided, however, that, subject to the provisions of Sections 6.01 and 6.05, the Trustee shall not be deemed to have knowledge of such failure to pay unless either (A) a Responsible Officer of the Trustee shall have actual knowledge of such failure to pay or (B) the Trustee shall have received written notice thereof from the Company, from any Holder, from the holder of any such Indebtedness or from the trustee thereunder; or

(7) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Subsidiary Guarantor that is a Significant Subsidiary in an involuntary case or proceeding under any applicable Federal, State or foreign bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any Subsidiary Guarantor that is a Significant Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Subsidiary Guarantor that is a Significant Subsidiary under any applicable Federal, State or foreign law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary Guarantor that is a Significant Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

(8) the commencement by the Company or any Subsidiary Guarantor that is a Significant Subsidiary of a voluntary case or proceeding under any applicable Federal, State or foreign bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company or any Subsidiary Guarantor that is a Significant Subsidiary in an involuntary case or proceeding under any applicable Federal, State or foreign bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal, State or foreign law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary Guarantor that is a Significant Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Subsidiary Guarantor that is a Significant Subsidiary in furtherance of any such action;

(9) except as permitted by the terms hereof and the Securities, the cessation of effectiveness of any Subsidiary Guarantee of a Significant Subsidiary or the finding by any judicial proceeding that any such Subsidiary Guarantee is unenforceable or invalid or the denial or disaffirmation by any Subsidiary Guarantor that is a Significant Subsidiary of its obligations under its Subsidiary Guarantee; or

(10) any other Event of Default provided with respect to Securities of that series.

Section 5.02	Acceleration of Maturity; Rescission and Annulment.

If an Event of Default (other than an Event of Default specified in Section 5.01(7) or 5.01(8)) with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If an Event of Default specified in Section 5.01(7) or 5.01(8) with respect to Securities of any series at the time Outstanding occurs, the principal amount of all the Securities of that series (or, in the case of any Security of that series which specifies an amount to be due and payable thereon upon acceleration of the Maturity thereof, such amount as may be specified by the terms thereof) shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

(1) the Company and/or any Subsidiary Guarantor has paid or deposited with the Trustee a sum sufficient to pay

(A) all overdue interest on all Securities of that series,

(B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

(C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

(D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

and

(2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of, and interest and premium on, the Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 5.03	Collection of Indebtedness and Suits for Enforcement by Trustee.

The Company covenants that if:

(1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

(2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will pay to the Trustee, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem necessary to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 5.04	Trustee May File Proofs of Claim.

In case of any judicial proceeding relative to the Company or any Subsidiary Guarantor (or any other obligor upon the Securities), or any of the property or creditors of the Company or any Subsidiary Guarantor (or any other obligor upon the Securities), the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07.

No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors’ or other similar committee.

Section 5.05	Trustee May Enforce Claims Without Possession of Securities.

All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 5.06	Application of Money Collected.

Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

FIRST: To the payment of all amounts due the Trustee under Section 6.07;

SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively; and

THIRD: To the Company, or to the extent the Trustee collects any amount from any Subsidiary Guarantor, to the Subsidiary Guarantor.

Section 5.07	Limitation on Suits.

No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

(1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

(2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

(3) such Holder or Holders have offered to the Trustee indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

(4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

(5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended and being expressly covenanted by each Holder of every Security with every other Holder and with the Trustee that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders (it being understood that the Trustee does not have an affirmative duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders), or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

Section 5.08	Unconditional Right of Holders to Receive Principal, Premium and Interest.

Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 3.07) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 5.09	Restoration of Rights and Remedies.

If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Subsidiary Guarantors, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 5.10	Rights and Remedies Cumulative.

Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.11	Delay or Omission Not Waiver.

No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 5.12	Control by Holders.

The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

(1) such direction shall not be in conflict with any rule of law or with this Indenture,

(2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

(3) subject to the provisions of Section 6.01, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine, and the Trustee shall have received a legal opinion stating, that the proceedings so directed would involve the Trustee in personal liability.

Section 5.13	Waiver of Past Defaults.

The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

(1) in the payment of the principal of or any premium or interest on any Security of such series, or

(2) in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 5.14	Undertaking for Costs.

In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs, including attorneys’ fees and expenses, against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall apply to any suit instituted by the Trustee, to any suit instituted by any Holders of the Securities, or group of Holders of the Securities, holding in the aggregate more than 10% of principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder of the Outstanding Securities for the enforcement of the payment of principal of or interest on any Outstanding Securities held by such Holder, on or after the respective due dates expressed in such Outstanding Securities, and provided, further, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or any Subsidiary Guarantor or the Trustee.

Section 5.15	Waiver of Usury, Stay or Extension Laws.

Each of the Company and each Subsidiary Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Company and each Subsidiary Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

ARTICLE VI

THE TRUSTEE

The Trustee hereby accepts the trust imposed upon it by this Indenture and covenants and agrees to perform the same, as herein expressed.

Section 6.01	Duties of Trustee.

(a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

(b) Except during the continuance of an Event of Default:

(1) The Trustee need perform only those duties as are specifically set forth in this Indenture and no others, and no covenants or obligations shall be implied in or read into this Indenture.

(2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they substantially conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

(c) The Trustee may not be relieved from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that:

(1) This paragraph does not limit the effect of paragraph (b) of this Section 6.01.

(2) The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was grossly negligent in ascertaining the pertinent facts.

(3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.12.

(d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or to take or omit to take any action under this Indenture.

(e) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c), (d) and (f) of this Section 6.01.

(f) The Trustee shall not be liable for interest on any assets received by it except as the Trustee may agree in writing with the Company or any Subsidiary Guarantor. Assets held in trust by the Trustee need not be segregated from other assets except to the extent required by law.

Section 6.02	Rights of Trustee.

Subject to Section 6.01:

(a) The Trustee may rely conclusively on any document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in any document.

(b) Before the Trustee acts or refrains from acting, it may require an Officer’s Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.

(c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent or attorney appointed with due care.

(d) The Trustee shall not be liable for any action it takes, suffers or omits to take in good faith which it believes to be authorized or within its discretion or rights or powers.

(e) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, notice, request, direction, consent, order, bond, debenture, or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company or any Subsidiary Guarantor, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such investigation.

(f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders, pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby.

(g) The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection of any action taken, suffered or omitted by the Trustee hereunder in good faith and in reliance thereon.

(h) The Trustee shall not be deemed to have notice of any Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture.

(i) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder.

(j) The permissive rights of the Trustee enumerated herein shall not be construed as duties.

(k) Any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or a Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution.

(l) In no event shall the Trustee be responsible or liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

(m) The Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder.

(n) The Trustee may request that the Company deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture.

Section 6.03	Individual Rights of Trustee.

The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or any Subsidiary Guarantor, or their respective Affiliates, with the same rights it would have if it were not Trustee. Any Paying Agent or Security Registrar may do the same with like rights.

Section 6.04	Trustee’s Disclaimer.

The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities or any Subsidiary Guarantee and it shall not be accountable for the Company’s or any Subsidiary Guarantor’s use of the proceeds from the Securities, and it shall not be responsible for any statement in the Securities or any Subsidiary Guarantee, other than the Trustee’s certificate of authentication, or the use or application of any funds received by a Paying Agent other than the Trustee.

Section 6.05	Notice of Default.

If an Event of Default with respect to Securities of any series occurs and is continuing and if it is known to the Trustee, the Trustee shall send to each Holder of Securities of such series notice of the uncured Event of Default within 90 days after such Event of Default occurs. Except in the case of an Event of Default in payment of principal (or premium, if any) of, or interest on, any Security, the Trustee may withhold the notice if and so long as a Responsible Officer of the Trustee in good faith determines that withholding the notice is in the interest of the Holders of Securities of such series.

Section 6.06	Reports by Trustee to Holders.

The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313 (a) of the Trust Indenture Act, the Trustee shall, within sixty days after each May 15 following the date of the initial issuance of Securities under this Indenture deliver to Holders a brief report, dated as of such May 15, which complies with the provisions of such Section 313(a).

A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange, if any, upon which the Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee in writing when the Securities are listed on any stock exchange and of any delisting thereof.

Section 6.07	Compensation and Indemnity.

The Company and the Subsidiary Guarantors shall pay to the Trustee from time to time such compensation for its services as the Company and the Trustee shall from time to time agree in writing. The Trustee’s compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company and the Subsidiary Guarantors shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee’s agents, accountants, experts and counsel.

The Company and the Subsidiary Guarantors, jointly and severally, shall indemnify each of the Trustee (in its capacity as Trustee) and any predecessor Trustee and each of their respective officers, directors, attorneys-in-fact and agents for, and hold it harmless against, any claim, demand, expense (including but not limited to reasonable compensation, disbursements and expenses of the Trustee’s agents and counsel), loss, charges (including taxes (other than taxes based upon the income of the Trustee)) or liability incurred by them without gross negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this trust and their rights or duties hereunder including the reasonable costs and expenses of defending themselves against any claim (whether asserted by the Company, a Subsidiary Guarantor, a Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Trustee shall notify the Company and the Subsidiary Guarantors promptly of any claim asserted against the Trustee for which it may seek indemnity. The Company and the Subsidiary Guarantors shall defend the claim and the Trustee shall provide reasonable cooperation at the Company’s expense in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company and the Subsidiary Guarantors need not pay for any settlement made without their written consent, which consent shall not be unreasonably withheld. The Company and the Subsidiary Guarantors need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee to the extent determined by a court of competent jurisdiction to have been caused by its own gross negligence or willful misconduct.

To secure the Company’s’ payment obligations in this Section 6.07, the Trustee shall have a lien prior to the Securities on all assets held or collected by the Trustee, except assets held in trust to pay principal and premium, if any, of or interest on any series of Securities, in its capacity as Trustee.

When the Trustee incurs expenses or renders services after an Event of Default specified in Section 5.01(7) or (8) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

The Company’s and the Subsidiary Guarantors’ obligations under this Section 6.07 and any lien arising hereunder shall survive the resignation or removal of the Trustee, the discharge of the Company’s and the Subsidiary Guarantors’ obligations pursuant to Article IV or Article XIV of this Indenture, any rejection or termination of this Indenture under any Bankruptcy Law or any other termination or discharge of this Indenture.

Section 6.08	Replacement of Trustee.

The Trustee may resign at any time with respect to the Securities of one or more series by so notifying the Company and the Subsidiary Guarantors in writing. The Holder or Holders of a majority in principal amount of the Outstanding Securities of a series may remove the Trustee with respect to Securities of such series by so notifying the Company and the Trustee in writing and may appoint a successor trustee with respect to Securities of such series with the Company’s consent. The Company may remove the Trustee if:

(1) the Trustee fails to comply with Section 6.10;

(2) the Trustee is adjudged bankrupt or insolvent;

(3) a receiver, custodian, or other public officer takes charge of the Trustee or its property; or

(4) the Trustee becomes incapable of acting.

If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee, with respect to the Securities of one or more series, for any reason, the Company shall promptly appoint a successor Trustee, with respect to Securities of that or those series. Within one year after the successor Trustee with respect to a series of Securities takes office, the Holder or Holders of a majority in principal amount of the Securities of such series may appoint a successor Trustee with respect to such series to replace the successor Trustee appointed by the Company.

A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Promptly after that and provided that all sums owing to the Trustee provided for in Section 6.07 have been paid, the retiring Trustee shall transfer all property held by it as Trustee with respect to such series of Securities to the successor Trustee, subject to the lien provided in Section 6.07, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee with respect to one or more series of Securities shall mail notice of its succession to each Holder of Securities of that or those series.

If a successor Trustee with respect to a series of Securities does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company, the Subsidiary Guarantors or the Holder or Holders of at least 10% in principal amount of the outstanding Securities of that series may petition at the expense of the Company any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

If the Trustee fails to comply with Section 6.10, any Holder of Securities of a series may petition any court of competent jurisdiction for the removal of the Trustee with respect to such series and the appointment of a successor Trustee with respect to such series.

Notwithstanding replacement of the Trustee pursuant to this Section 6.08, the Company’s obligations under Section 6.07 shall continue for the benefit of the retiring Trustee.

So long as no event which is, or after notice or lapse of time, or both, would become, an Event of Default shall have occurred and be continuing, and except with respect to a Trustee appointed by the Holders of a majority in principal amount of the Outstanding Securities of a series pursuant to this Section, if the Company shall have delivered to the Trustee (i) Board Resolutions appointing a successor Trustee, effective as of a date specified therein, and (ii) an instrument of acceptance of such appointment, effective as of such date, by such successor Trustee, the Trustee shall be deemed to have resigned as contemplated in this Section, the successor Trustee shall be deemed to have been appointed by the Company pursuant to this Section and such appointment shall be deemed to have been accepted, all as of such date, and all other provisions of this Section shall be applicable to such resignation, appointment and acceptance.

The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders of Securities in the manner provided in Section 1.05. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

Section 6.09	Successor Trustee by Merger, Etc.

If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the resulting, surviving or transferee corporation without any further act shall, if such resulting, surviving or transferee corporation is otherwise eligible hereunder, be the successor Trustee.

Section 6.10	Eligibility; Disqualification.

The Trustee shall at all times satisfy the requirements of Trust Indenture Act Section 310(a)(1) and Trust Indenture Act Section 310(a)(5). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with Trust Indenture Act Section 310(b).

Section 6.11	Preferential Collection of Claims against Company.

The Trustee shall comply with Trust Indenture Act Section 311(a), excluding any creditor relationship listed in Trust Indenture Act Section 311(b). A Trustee who has resigned or been removed shall be subject to Trust Indenture Act Section 311(a) to the extent indicated.

ARTICLE VII

HOLDERS’ LISTS AND REPORTS BY THE COMPANY

Section 7.01	Company to Furnish Trustee Names and Addresses of Holders.

The Company will furnish or cause to be furnished to the Trustee:

(1) semi-annually, not more than 15 days after each Regular Record Date, a list for each series of Securities, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of the Regular Record Date, as the case may be, and

(2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

Section 7.02	Preservation of Information; Communications to Holders.

The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

Every Holder of Securities, by receiving and holding the same, agrees with the Company, the Subsidiary Guarantors and the Trustee that neither the Company, the Subsidiary Guarantors nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

Section 7.03	Reports by Company.

The Company and each of the Subsidiary Guarantors shall file with the Trustee, and transmit to Holders (within 30 days after filing the same with the Commission), such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to the Trust Indenture Act; provided that any such information, documents or reports filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is filed with the Commission. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer’s Certificates). The availability of the foregoing materials on the Commission’s Electronic Data Gathering and Retrieval service or on the Company’s website shall be deemed to satisfy the Company’s obligation to file the same with the Trustee and transmit the same to Holders.

ARTICLE VIII

CONSOLIDATION, AMALGAMATION, CONVEYANCE, TRANSFER OR LEASE

Section 8.01	Company May Consolidate, Etc., Only on Certain Terms.

The Company may not, in a single transaction or a series of related transactions:

(a) consolidate or amalgamate or merge with or into any other Person, or

(b) directly or indirectly transfer, sell, lease (other than a charter or lease of a vessel in the ordinary course of business) or otherwise dispose of all or substantially all of its assets, unless:

(1) in a transaction in which the Company does not survive or in which the Company sells, leases or otherwise disposes of all or substantially all of its assets, the successor entity to the Company (A) is a Person organized under the laws of (i) the United States or any State thereof or the District of Columbia, (ii) the Republic of Liberia, (iii) Bermuda, (iv) the Republic of the Marshall Islands, (v) the Republic of Cyprus, (vi) the Republic of Malta, (vii) the Republic of Panama, (viii) a member state of the European Union or (ix) any other country recognized by the United States and (B) shall expressly assume, by a supplemental indenture executed and delivered to the Trustee in a form reasonably satisfactory to the Trustee, all of the Company’s obligations under the Indenture;

(2) immediately before and after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and

(3) the Company and the successor Person shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel each stating that such consolidation, amalgamation, merger, lease, sale or disposition and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 8.02	Amalgamations, Mergers, Consolidations and Certain Sales of Assets by Subsidiary Guarantors.

(a) Except with respect to the Securities of any series whose terms permit such transactions as an asset sale, no Subsidiary Guarantor shall, and the Company shall not permit any Subsidiary Guarantor to, (i) amalgamate, consolidate or merge with or into, or (ii) directly or indirectly transfer, sell, lease or otherwise dispose of (other than pursuant to a charter or lease of a vessel in the ordinary course of business) its properties and assets substantially as an entirety to, any other Person (other than the Company or another Subsidiary Guarantor) unless, in any such transaction:

(1) in the case such Subsidiary Guarantor shall amalgamate, consolidate or merge with or into another Person or shall directly or indirectly sell, transfer or lease (other than a charter or lease of a vessel in the ordinary course of business) its properties and assets substantially as an entirety, the Person formed by such consolidation with or into which such Subsidiary Guarantor is amalgamated or merged, or the Person which acquires by transfer, sale or lease (other than a charter or lease of a vessel in the ordinary course of business) the properties and assets of such Subsidiary Guarantor substantially as an entirety (for purposes of this Article VIII, a “Successor Subsidiary Guarantor”), shall be organized under the laws of (i) the United States or any State thereof or the District of Columbia, (ii) the Republic of Liberia, (iii) the Islands of Bermuda, (iv) the Republic of the Marshall Islands, (v) the Republic of Cyprus, (vi) the Republic of Malta, (vii) the Republic of Panama, (viii) a member state of the European Union or (ix) any other country recognized by the United States;

(2) the Successor Subsidiary Guarantor shall expressly assume by an indenture supplemental hereto executed and delivered to the Trustee, in form satisfactory to the

Trustee, the due and punctual payment of all obligations of such Subsidiary Guarantor under its Subsidiary Guarantee and the Indenture and the performance of every covenant of this Indenture on the part of such Subsidiary Guarantor to be performed or observed;

(3) immediately before and after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and

(4) the Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that such consolidation, amalgamation, merger, sale, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

The provisions of this Section 8.02 shall not be applicable to any series of Securities unless, and only to the extent that, the terms of a particular series of Securities so provide.

Section 8.03	Successor Person Substituted.

Upon any consolidation or merger or any transfer of assets in accordance with Section 8.01, the surviving Person formed by such consolidation or into which the Company is merged or to which such sale, transfer or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such surviving Person had been named as the Company herein. When a surviving Person duly assumes all of the obligations of the Company pursuant hereto and pursuant to the Securities, the predecessor shall be relieved of the performance and observance of all obligations and covenants of this Indenture and the Securities, including but not limited to the obligation to make payment of the principal of (and premium, if any) and interest on all the Securities then outstanding, and the Company may thereupon or any time thereafter be liquidated and dissolved.

Except with respect to the Securities of any series whose terms permit such transactions as an asset sale, upon any consolidation, amalgamation or merger of a Subsidiary Guarantor with or into, or any sale, transfer or lease (other than a charter or lease of a vessel in the ordinary course of business) of the properties and assets of such Subsidiary Guarantor substantially as an entirety in accordance with Section 8.02 to, a Person other than the Company or another Subsidiary Guarantor, the Successor Subsidiary Guarantor shall succeed to, and be substituted for, and may exercise every right and power of, such Subsidiary Guarantor under this Indenture with the same effect as if such Successor Subsidiary Guarantor had been named as a Subsidiary Guarantor herein, and thereafter, except in the case of a lease, the predecessor Subsidiary Guarantor shall be relieved of all obligations and covenants under this Indenture and the Securities.

Section 8.04	Statutory Mergers.

A statutory merger in which a Company’s assets and liabilities may be allocated among one or more entities shall not be considered to be a merger subject to the provisions of this Article VIII unless all or substantially all of the assets of the Company are allocated by such statutory merger to one or more entities other than the Company.

Section 8.05	Transfer of Less than Substantially All.

A sale, lease or other disposition by the Company of any part of its assets shall not be deemed to constitute the sale, lease or other disposition of substantially all of its assets for purposes of this Indenture if the fair market value of the assets retained by the Company exceeds 100% of the aggregate principal amount of all Outstanding Securities and any other outstanding Indebtedness of the Company that ranks equally with, or senior to, the Securities with respect to such assets. Such fair market value shall be established by the delivery to the Trustee of an independent expert’s certificate stating the independent expert’s opinion of such fair market value as of a date not more than 90 days before or after such sale, lease or other disposition. This Article is not intended to limit the Company’s sales, leases or other dispositions of less than substantially all of its assets.

ARTICLE IX

SUPPLEMENTAL INDENTURES

Section 9.01	Supplemental Indentures Without Consent of Holders.

Without the consent of any Holders, the Company, when authorized by a Board Resolution of the Company, the Subsidiary Guarantors, when authorized by respective Board Resolutions of the Subsidiary Guarantors, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

(1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities;

(2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company;

(3) to add any additional Events of Default;

(4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form;

(5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (A) shall neither (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Security with respect to such provision or (B) shall become effective only when there is no such Security Outstanding;

(6) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 3.01;

(7) to comply with Section 8.01 and 8.02;

(8) to provide for uncertificated Securities in addition to or in place of certificated Securities;

(9) to secure the Securities of one or more series;

(10) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.08;

(11) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause (11) shall not adversely affect the interests of the Holders of Securities of any series in any material respect;

(12) to add new Subsidiary Guarantors pursuant to Section 13.05; or

(13) to conform any provision of this Indenture to the description of securities contained in a Prospectus or any similar description contained in any supplement to a Prospectus relating to an offering of a series of Securities under this Indenture as evidenced by an Officer’s Certificate.

Section 9.02	Supplemental Indentures with Consent of Holders.

With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected by such supplemental indenture, taken together as one class (including consents obtained in connection with a tender offer for the Securities of any series), by Act of said Holders delivered to the Company, the Subsidiary Guarantors and the Trustee, the Company, when authorized by a Board Resolution of the Company, the Subsidiary Guarantors, when authorized by respective Board Resolutions of the Subsidiary Guarantors, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

(1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest or the time of payment of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable or the right of selection thereof, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or modify the provisions of this Indenture with respect to the ranking of the Securities in a manner adverse to the Holders in any material respect;

(2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture;

(3) modify any of the provisions of this Section or Section 5.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to “the Trustee” and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 6.08 and 9.01(10);

(4) change any obligations of the Company to maintain an office or agency, or modify or waive the provisions of Article XI;

(5) adversely affect any right of repayment or repurchase at the option of the Holder; or

(6) reduce or postpone any sinking fund or similar provision.

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 9.03	Execution of Supplemental Indentures.

In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel and an Officer’s Certificate stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that such supplemental indenture is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles and other customary exceptions. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

Section 9.04	Effect of Supplemental Indentures.

Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 9.05	Conformity with Trust Indenture Act.

Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

Section 9.06	Reference in Securities to Supplemental Indentures.

Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company and the Subsidiary Guarantors shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee, the Company and the Subsidiary Guarantors, to any such supplemental indenture may be prepared and executed by the Company, and the Subsidiary Guarantees endorsed thereon may be executed by the Subsidiary Guarantors and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

ARTICLE X

COVENANTS

Section 10.01	Payment of Securities.

The Company covenants and agrees for the benefit of each series of Securities that it will pay the principal of and interest on the Securities of that series on the dates and in the manner provided in the Securities of that series and this Indenture. An installment of principal, premium, if any, or interest on the Securities shall be considered paid on the date it is due if the Trustee or Paying Agent (other than the Company or an Affiliate of the Company) holds for the benefit of the Holders, on that date, immediately available funds deposited and designated for and sufficient to pay the installment.

The Company shall pay interest on overdue principal and on overdue installments of interest at the rate specified in the Securities compounded semi-annually, to the extent lawful.

Section 10.02	Maintenance of Office or Agency.

The Company shall maintain in the Place of Payment for any series of Securities, an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Company or any Subsidiary Guarantor in respect of the Securities of that series, any Subsidiary Guarantees endorsed thereon and this Indenture may be served. The Company and the Subsidiary Guarantors will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company or any Subsidiary Guarantor shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and each of the Company and each Subsidiary Guarantor hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby initially designates the Corporate Trust Office of the Trustee as such office of the Company.

Section 10.03	Money for Securities Payments to Be Held in Trust.

If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (2) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York City, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 10.04	Corporate Existence.

Subject to Article VIII, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its existence in accordance with its organizational documents and the rights (charter and statutory) and corporate franchises of the Company; provided, however, that the Company shall not be required to preserve, with respect to itself, any right or franchise, if (a) the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and (b) the loss thereof is not disadvantageous in any material respect to the Holders.

Section 10.05	Compliance Certificate; Notice of Default.

(a) The Company shall deliver to the Trustee within 120 days after the end of its fiscal year an Officer’s Certificate, one of the signers of which shall be the principal executive officer, principal financial officer or principal accounting officer of the Company, complying with Section 314(a)(4) of the Trust Indenture Act and stating that a review of its activities and the activities of its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture (all without regard to periods of grace, which shall be deemed fulfilled unless and until the expiration of such periods, or notice requirements) and further stating, as to each such officer signing such certificate, whether or not the signer knows of any failure by the Company or any Subsidiary of the Company to comply with any conditions or covenants in this Indenture and, if such signer does know of such a failure to comply, the certificate shall describe such failure with particularity. The Officer’s Certificate shall also notify the Trustee should the relevant fiscal year end on any date other than the current fiscal year end date.

(b) The Company shall, so long as any of the Securities of any series are outstanding, deliver to the Trustee, immediately upon becoming aware of any Event of Default with respect to such series under this Indenture, an Officer’s Certificate specifying such Event of Default and what action the Company is taking or propose to take with respect thereto. The Trustee shall not be deemed to have knowledge of an Event of Default unless one of its Responsible Officers receives notice of the Event of Default from the Company or any of the Holders.

Section 10.06	Calculation of Original Issue Discount.

The Company shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

ARTICLE XI

REDEMPTION OF SECURITIES

Section 11.01	Applicability of Article.

Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.01 for Securities of any series) in accordance with this Article.

Section 11.02	Election to Redeem; Notice to Trustee.

The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of all or any part of the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officer’s Certificate evidencing compliance with such restriction.

Section 11.03	Selection by Trustee of Securities to Be Redeemed.

If less than all the Securities of any series are to be redeemed (unless all of the Securities of such series and of a specified tenor are to be redeemed), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series. If less than all of the Securities of such series and of a specified tenor are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 11.04	Notice of Redemption.

Notice of redemption shall be given electronically in PDF format, via email or through DTC, or by first-class mail, postage prepaid, sent not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

All notices of redemption shall state:

(1) the Redemption Date,

(2) the Redemption Price (if known),

(3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed,

(4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

(5) the place or places where such Securities are to be surrendered for payment of the Redemption Price,

(6) that the redemption is for a sinking fund, if such is the case, and

(7) applicable CUSIP Numbers.

Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company’s request, by the Trustee in the name and at the expense of the Company may be conditioned upon the receipt by the Trustee or a Paying Agent of the redemption money on or before the redemption date, unless otherwise specified in the terms of the Securities to be redeemed.

Section 11.05	Deposit of Redemption Price.

Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

Section 11.06	Securities Payable on Redemption Date.

Notice of redemption having been given as aforesaid, and the conditions, if any, set forth in such notice having been satisfied, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 3.01, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.07.

If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

Section 11.07	Securities Redeemed in Part.

Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Subsidiary Guarantors shall execute their Subsidiary Guarantees to be endorsed on, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

ARTICLE XII

SINKING FUNDS

Section 12.01	Applicability of Article.

The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.01 for Securities of such series.

The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a “mandatory sinking fund payment”, and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an “optional sinking fund payment”. If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.02. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

Section 12.02	Satisfaction of Sinking Fund Payments with Securities.

The Company (1) may deliver Outstanding Securities of a series (other than any Securities previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 12.03	Redemption of Securities for Sinking Fund.

Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officer’s Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 12.02, and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.06 and 11.07.

ARTICLE XIII

SUBSIDIARY GUARANTEE

Section 13.01	Subsidiary Guarantee.

Each of the Subsidiary Guarantors hereby jointly and severally unconditionally Guarantees to each Holder of a Security of a series as to which it is a Subsidiary Guarantor authenticated and delivered by the Trustee, and to the Trustee on behalf of such Holder, the due and punctual payment of the principal of (and premium, if any) and interest on such Security when and as the same shall become due and payable, whether at the Stated Maturity, by acceleration, call for redemption, purchase or otherwise, in accordance with the terms of such Security and of this Indenture. In case of the failure of the Company punctually to make any such payment, each of the Subsidiary Guarantors hereby jointly and severally agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by acceleration, call for redemption, purchase or otherwise, and as if such payment were made by the Company.

Each of the Subsidiary Guarantors hereby jointly and severally agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of such Security or this Indenture, the absence of any action to enforce the same, any exchange, release or non-perfection of any Lien on any collateral for, or any release or amendment or waiver of any term of any other Guarantee of, or any consent to departure from any requirement of any other Guarantee of all or any of the Securities, the election by the Trustee or any of the Holders in any proceeding under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) of the application of Section 1111(b)(2) of the Bankruptcy Code, any borrowing or grant of a security interest by the Company, as debtor-in-possession, under Section 364 of the Bankruptcy Code, the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of the Trustee or any of the Holders for payment of any of the Securities, any waiver or consent by the Holder of such Security or by the Trustee with respect to any provisions thereof or of this Indenture, the obtaining of any judgment against the Company or any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each of the Subsidiary Guarantors hereby waives the benefits of diligence, presentment, demand for payment, any requirement that the Trustee or any of the Holders protect, secure, perfect or insure any security interest in or other Lien on any property subject thereto or exhaust any right or take any action against the Company or any other Person or any collateral, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the Indebtedness evidenced thereby and all demands whatsoever, and covenants that this Subsidiary Guarantee will not be discharged in respect of such Security except by complete performance of the obligations contained in such Security and in this Subsidiary Guarantee. Each of the Subsidiary Guarantors hereby agrees that, in the event of a default in payment of principal (or premium, if any) or interest on such Security, whether at their Stated Maturity, by acceleration, call for redemption, purchase or otherwise, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security, subject to the terms and conditions set forth in this Indenture, directly against each of the Subsidiary Guarantors to enforce this Subsidiary Guarantee without first proceeding against the Company. Each Subsidiary Guarantor agrees that if, after the occurrence and during the continuance of an Event of Default with respect to the Securities of the series as to which it is a Subsidiary Guarantor, the Trustee or any of the Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Securities of such series, to collect interest on the Securities of such series, or to enforce or exercise any other right or remedy with respect to the Securities of such series, or the Trustee or the Holders are prevented from taking any action to realize on any collateral, such Subsidiary Guarantor agrees to pay to the Trustee for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Trustee or any of the Holders.

Each Subsidiary Guarantor shall be subrogated to all rights of the Holders of the Securities upon which its Subsidiary Guarantee is endorsed against the Company in respect of any amounts paid by such Subsidiary Guarantor on account of such Security pursuant to the provisions of its Subsidiary Guarantee or this Indenture; provided, however, that no Subsidiary Guarantor shall be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (and premium, if any) and interest on all Securities issued hereunder as to which such Subsidiary Guarantor is a Subsidiary Guarantor shall have been paid in full.

Each Subsidiary Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company’s assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Securities is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Securities, whether as a “voidable preference,” “fraudulent transfer,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Securities shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

The Subsidiary Guarantors shall have the right to seek contribution from any non-paying Subsidiary Guarantor so long as the exercise of such right does not impair the rights of the Holders under this Subsidiary Guarantee.

Section 13.02	Execution and Delivery of Subsidiary Guarantees.

The Subsidiary Guarantees to be endorsed on the Securities of any series shall include the terms of the Subsidiary Guarantee set forth in Section 13.01 and any other terms that may be set forth in the form established pursuant to Section 2.06. Each of the Subsidiary Guarantors hereby agrees to execute its Subsidiary Guarantee, in a form established pursuant to Section 2.06, to be endorsed on each Security as to which it is a Subsidiary Guarantor authenticated and delivered by the Trustee.

The Subsidiary Guarantee shall be executed on behalf of each respective Subsidiary Guarantor by any one of such Subsidiary Guarantor’s Chairman of the Board, Deputy or Vice Chairman of the Board, President, Vice President or other person duly authorized by the Board of Directors of such Subsidiary Guarantor, attested by its Secretary or Assistant Secretary. The signature of any or all of these persons on the Subsidiary Guarantee may be manual or facsimile.

A Subsidiary Guarantee bearing the manual or facsimile signature of individuals who were at any time the proper officers of a Subsidiary Guarantor shall bind such Subsidiary Guarantor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of the Security on which such Subsidiary Guarantee is endorsed or did not hold such offices at the date of such Subsidiary Guarantee.

The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Subsidiary Guarantee endorsed thereon on behalf of the Subsidiary Guarantors. Each of the Subsidiary Guarantors hereby jointly and severally agrees that its Subsidiary Guarantee set forth in Section 13.01 shall remain in full force and effect notwithstanding any failure to endorse a Subsidiary Guarantee on any Security.

Section 13.03	Subsidiary Guarantors May Consolidate, Etc., on Certain Terms.

Except as set forth in Section 13.04 and in Article VIII and the terms of the Securities, nothing contained in this Indenture or in any of the Securities shall prevent any consolidation, amalgamation or merger of a Subsidiary Guarantor with or into the Company or another Subsidiary Guarantor or shall prevent any conveyance, transfer or lease of the property and assets of a Subsidiary Guarantor substantially as an entirety to the Company or another Subsidiary Guarantor.

Section 13.04	Release of Subsidiary Guarantors.

(a) Concurrently with any consolidation, amalgamation or merger of a Subsidiary Guarantor or any conveyance, transfer or lease of the property of a Subsidiary Guarantor as an entirety or substantially as an entirety, in each case as permitted by Section 13.03 hereof, and upon delivery by the Company to the Trustee of an Officer’s Certificate and an Opinion of Counsel to the effect that such consolidation, amalgamation, merger, conveyance, transfer or lease was made in accordance with Section 13.03 hereof, the Trustee shall execute any documents reasonably required in order to acknowledge the release of such Subsidiary Guarantor from its obligations under its Subsidiary Guarantee endorsed on the Securities and under this Article XIII. Any Subsidiary Guarantor not released from its obligations under its Subsidiary Guarantee endorsed on the Securities and under this Article XIII shall remain liable for the full amount of principal of (and premium, if any) and interest on the Securities of a series as to which it is a Subsidiary Guarantor and for the other obligations of a Subsidiary Guarantor under its Subsidiary Guarantee endorsed on such Securities and under this Article XIII.

(b) Concurrently with the defeasance of the Securities under Section 14.02 hereof, the Subsidiary Guarantors shall be released from all of their obligations under their Subsidiary Guarantees endorsed on the Securities and under this Article XIII, without any action on the part of the Trustee or any Holder of Securities.

(c) Upon the sale or disposition (by merger or otherwise) of any Subsidiary Guarantor by the Company or any Restricted Subsidiary of the Company constituting an asset sale permitted under the terms of the Securities of any series to a Person other than the Company or a Subsidiary Guarantor of the Company and which is otherwise in compliance with the terms of this Indenture and the terms of the Securities of such series, such Subsidiary Guarantor shall automatically be released from all obligations under its Subsidiary Guarantees endorsed on the Securities of such series and under this Article XIII, provided that all other obligations of such Subsidiary Guarantor with respect to any Indebtedness of the Company or any Subsidiary of the Company shall also terminate upon such transaction.

Section 13.05	Additional Subsidiary Guarantors.

(a) The Company may cause any of its Subsidiaries to become a Subsidiary Guarantor with respect to the Securities by executing and delivering to the Trustee (a) a supplemental indenture, in form and substance satisfactory to the Trustee, which subjects such Person to the provisions (including the representations and warranties) of this Indenture as a Subsidiary Guarantor and (b) an Opinion of Counsel to the effect that such supplemental indenture has been duly authorized and executed by such Person and constitutes the legal, valid, binding and enforceable obligation of such Person (subject to such customary exceptions concerning creditors’ rights and equitable principles as may be acceptable to the Trustee in its discretion).

(b) The Company will cause any Subsidiary of the Company that is required under the terms of the Securities of any series to become a Subsidiary Guarantor to execute a supplemental indenture pursuant to which it shall become a Subsidiary Guarantor.

ARTICLE XIV

DEFEASANCE AND COVENANT DEFEASANCE

Section 14.01	Company’s Option to Effect Defeasance or Covenant Defeasance.

The Company may elect, at its option by Board Resolution at any time, to have either Section 14.02 or Section 14.03 applied to the Outstanding Securities of any series designated pursuant to Section 3.01 as being defeasible pursuant to this Article XIV (hereinafter called a “Defeasible Series”), upon compliance with the conditions set forth below in this Article XIV.

Section 14.02	Defeasance and Discharge.

Upon the Company’s exercise of the option provided in Section 14.01 to have this Section 14.02 applied to the Outstanding Securities of any Defeasible Series, the Company shall be deemed to have been discharged from its obligations, and the provisions of Article XIII shall cease to be effective, with respect to the Outstanding Securities of such series and the Subsidiary Guarantors shall be deemed to have been discharged from their obligations with respect to their Subsidiary Guarantees for such Outstanding Securities, as provided in this Section on and after the date the conditions set forth in Section 14.04 are satisfied (hereinafter called “Defeasance”), and, upon request of the Company, the Trustee shall deliver to the Company and the Subsidiary Guarantors appropriate instruments of satisfaction, discharge and release. For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all its other obligations under the Securities of such series and this Indenture, and the Subsidiary Guarantors shall be deemed to have satisfied all of their obligations under their Subsidiary Guarantees and this Indenture insofar as the Securities of such series are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of Securities of such series to receive, solely from the trust fund described in Section 14.04 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities of such series when payments are due, (2) the Company’s obligations with respect to the Securities of such series under Sections 3.04, 3.05, 3.06, 10.02 and 10.03, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (4) this Article XIV. Subject to compliance with this Article XIV, the Company may exercise its option provided in Section 14.01 to have this Section 14.02 applied to the Outstanding Securities of any Defeasible Series notwithstanding the prior exercise of its option provided in Section 14.01 to have Section 14.03 applied to the Outstanding Securities of such series.

Section 14.03	Covenant Defeasance.

Upon the Company’s exercise of the option provided in Section 14.01 to have this Section 14.03 applied to the Outstanding Securities of any Defeasible Series, (1) the Company shall be released from its obligations under Section 8.01 and Section 10.04, and the Subsidiary Guarantors shall be released from their obligations under Section 8.02 and Article XIII and (2) the occurrence of any event specified in Sections 5.01(3), 5.01(5) (with respect to any of Sections 8.01, 8.02 and 10.04), 5.01(6) and 5.01(9) shall be deemed not to be or result in an Event of Default, and (3) the provisions of Article XIII shall cease to be effective, in each case with respect to the Outstanding Securities of such series as provided in this Section on and after the date the conditions set forth in Section 14.04 are satisfied (hereinafter called “Covenant Defeasance”). For this purpose, such Covenant Defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 5.01(5)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and the Securities of such series shall be unaffected thereby. In addition, Covenant Defeasance means that each Subsidiary Guarantor, if any, shall be released from its obligations under its Subsidiary Guarantee to the extent that the Company is released from its obligations under this Indenture.

Section 14.04	Conditions to Defeasance or Covenant Defeasance.

The following shall be the conditions to application of either Section 14.02 or Section 14.03 to the Outstanding Securities of any Defeasible Series:

(1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee that satisfies the requirements contemplated by Section 6.09 and agrees to comply with the provisions of this Article XIV applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of Outstanding Securities of such series, (A) money in an amount, or (B) U.S. Government Obligations that through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on the Securities of such series on the respective Stated Maturities, in accordance with the terms of this Indenture and the Securities of such series. As used herein, “U.S. Government Obligation” means (x) any security that is (i) a direct obligation of the United States of America for the payment of which full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any U.S. Government Obligation specified in Clause (x) and held by such custodian for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any such U.S. Government Obligation, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

(2) In the case of an election under Section 14.02, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date first set forth hereinabove, there has been a change in the applicable Federal income tax law, in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to the Securities of such series and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

(3) In the case of an election under Section 14.03, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities of such series will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to the Securities of such series and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

(4) No Event of Default or event that (after notice or lapse of time or both) would become an Event of Default shall have occurred and be continuing at the time of such deposit or, with regard to any Event of Default or any such event specified in Sections 5.01(7) and (8), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

(5) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

(6) The Company shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

Section 14.05	Deposited Money and U.S. Government Obligations to be Held in Trust; Other Miscellaneous Provisions.

All money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 14.06, the Trustee and any such other trustee are referred to collectively as the “Trustee”) pursuant to Section 14.04 in respect of the Securities of any Defeasible Series shall be held in trust and applied by the Trustee, in accordance with the provisions of the Securities of such series and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of Securities of such series, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

The Company and the Subsidiary Guarantors (on a joint and several basis) shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 14.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge that by law is for the account of the Holders of Outstanding Securities.

Anything in this Article XIV to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 14.04 with respect to Securities of any Defeasible Series that, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Defeasance or Covenant Defeasance with respect to the Securities of such series.

Section 14.06	Reinstatement.

If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article XIV with respect to the Securities of any series by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company’s obligations under this Indenture and the Securities of such series and such Subsidiary Guarantor’s obligation under its Subsidiary Guarantee and this Indenture shall be revived and reinstated as though no deposit had occurred pursuant to this Article XIV with respect to Securities of such series until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 14.05 with respect to Securities of such series in accordance with this Article XIV; provided, however, that if the Company or a Subsidiary Guarantor makes any payment of principal of or any premium or interest on any Security of such series following the reinstatement of its obligations, the Company or the Subsidiary Guarantor, as the case may be, shall be subrogated to the rights of the Holders of Securities of such series to receive such payment from the money so held in trust.

The Trustee makes no representations as to the validity or sufficiency of this Indenture; the recitals and statements herein are deemed to be those of the Company and not of the Trustee.

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Indenture as to the parties hereto and may be used in lieu of the original Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

(Signature Pages to Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

TSAKOS ENERGY NAVIGATION LIMITED

By:
Name:
Title:

[The following signatures shall only be included if any such entity is a Subsidiary Guarantor.]

[OAK SHIPPING COMPANY LTD.

By:
Name:
Title:

AVRA TRADING CO. LTD.

By:
Name:
Title:

FIGARO SHIPPING COMPANY LIMITED

By:
Name:
Title:

FREEPORT DOMINION S.A.

By:
Name:
Title:

FREEPORT FAITH S.A.

By:
Name:
Title:

ERGO GLORY S.A.

By:
Name:
Title:

APOLLO HONOUR S.A.

By:
Name:
Title:

APOLLO GLORY S.A.

By:
Name:
Title:

APOLLO EXCELLENCE S.A.

By:
Name:
Title:

ACTIVITY EXCELLENCE S.A.

By:
Name:
Title:

WORLDWIDE OVERSEAS S.A.

By:
Name:
Title:

SEA MENTOR S.A.

By:
Name:
Title:

SEA POLAR S.A.

By:
Name:
Title:

FORTUNE FAITH S.A.

By:
Name:
Title:

VICTORY FAITH S.A.

By:
Name:
Title:

VICTORY SPIRIT S.A.

By:
Name:
Title:

VICTORY MARE S.A.

By:
Name:
Title:

UNIVERSAL RESERVE S.A.

By:
Name:
Title:

SEA COUNTESS S.A.

By:
Name:
Title:

GLOBAL TRIUMPH S.A.

By:
Name:
Title:

FAIRSEA ENTERPRISE S.A.

By:
Name:
Title:

FREEPORT CHAMPION S.A.

By:
Name:
Title:

PROSPERITY FAITH S.A.

By:
Name:
Title:

PROSPERITY SUCCESS S.A.

By:
Name:
Title:

MERCURY EMERALD S.A.

By:
Name:
Title:

POWERFUL SHIPPING S.A.

By:
Name:
Title:

SEA OPTIMA S.A.

By:
Name:
Title:

SHIPPING CELEBRITY S.A.

By:
Name:
Title:

SOUTHPORT MARINE S.A.

By:
Name:
Title:

SOUTHPORT MARITIME S.A.

By:
Name:
Title:

SEA PIONEER S.A.

By:
Name:
Title:

SEA CELEBRITY S.A.

By:
Name:
Title:

GLADIATOR SHIPPING SERVICES S.A.

By:
Name:
Title:

SOUTHPORT NAVIGATION S.A.

By:
Name:
Title:

TRITON SUCCESS S.A.

By:
Name:
Title:

TRITON TRIUMPH S.A.

By:
Name:
Title:

OPTIMA MARITIME S.A.

By:
Name:
Title:

OPTIMA UNITED S.A.

By:
Name:
Title:

BAYSWATER TRADING CO. LTD.

By:
Name:
Title:

KERRY TRADING COMPANY LIMITED

By:
Name:
Title:

MARINE VELVET S.A.

By:
Name:
Title:

MEDWAY SEA S.A.

By:
Name:
Title:

SAYERS SHIPPING CORP.

By:
Name:
Title:

MAYNARD SHIPPING CORP.

By:
Name:
Title:

PAYTON SHIPPING CORP.

By:
Name:
Title:

DORSETT SHIPPING CORP.

By:
Name:
Title:

PEARSALL SHIPPING CORP.

By:
Name:
Title:

ANGLETON SHIPPING CORP.

By:
Name:
Title:

MARE SUCCESS S.A.

By:
Name:
Title:

CANYON TRADING CORPORATION]

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE

By:
Name:
Title:

Tsakos Energy Navigation Limited

Certain Sections of this Indenture relating to

Sections 3.10 through 3.18, inclusive, of the

Trust Indenture Act of 1939:

Trust Indenture Act Section		Indenture Section
§ 310	(a)(1)	6.10
	(a)(2)	6.10
	(a)(3)	Not Applicable
	(a)(4)	Not Applicable
	(a)(5)	6.10
	(b)	6.08
		6.10
	(c)	Not Applicable
§ 311	(a)	6.11
	(b)	6.11
	(c)	Not Applicable
§ 312	(a)	7.01
		7.02
	(b)	7.02
	(c)	7.02
§ 313	(a)	6.06
		6.06
	(b)	6.06
		6.06
	(c)	6.06
		6.06
	(d)	6.06
§ 314	(a)	7.03
	(a)(4)	1.01
		10.05
	(b)	Not Applicable
	(c)(1)	10.2
	(c)(2)	10.2
	(c)(3)	Not Applicable
	(d)	Not Applicable
	(e)	10.2
§ 315	(a)	6.01
	(b)	6.05
	(c)	6.01
	(d)	6.01
	(e)	5.14
§ 316	(a)	10.1
	(a)(1)(A)	5.02
		5.12
	(a)(1)(B)	5.13
	(a)(2)	Not Applicable
	(b)	5.08
	(c)	10.4
§ 317	(a)(1)	5.03
	(a)(2)	5.04
	(b)	10.03
§ 318	(a)	1.07

NOTE:	This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.